EXHIBIT 10.18
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                                                            AOL SERVICE
                                                             INVENTORY
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AOL INVENTORY/DEMOGRAPHIC PURCHASED                     DISPLAY START       DISPLAY       AD TYPE       TOTAL GROSS        TOTAL
                                                             DATE          STOP DATE                       PRICE        IMPRESSIONS
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
Recipe Makeover sponsorship button                          4/1/00          3/31/01        88x31                           360,000
Recipe Makeover banner                                      4/1/00          3/31/01        234x80                          180,000
Simply Fit sponsorship button                               4/1/00          3/31/01        88x31                         2,400,000
Simply Fit sponsorship banner                               4/1/00          3/31/01        234x80                          600,000
Wellness Center - Diet and Fitness                          4/1/00          3/31/01        194x15                          800,000
Sports - Fitness Sponsorship                                4/1/00          3/31/01        88x31                            72,000
Fitness and Sports Medicine Tip Button                      4/1/00          3/31/01        88x31                           189,600
Fitness and Sports Medicine Tip Banner                      4/1/00          3/31/01        234x80                           93,600
Women's - Wellness - Diet & Fitness relate                  4/1/00          3/31/01        194x15                          360,000
Women - Self Discovery banner                               4/1/00          3/31/01        234x60                          180,000
Food - Main screen banner                                   4/1/00          3/31/01        488x60                          600,000
Run of Food - banner                                        4/1/00          3/31/01        488x60                        1,000,008
Premium Diet & Nutrition package                            4/1/00          3/31/01        234x60                        2,000,004
Premium Women's Health package                              4/1/00          3/31/01        234x60                        1,200,000
Premium Eating Well health package                          4/1/00          3/31/01        234x60                           95,000
Premium Fitness health package                              4/1/00          3/31/01        234x60                          600,000
Mail Inbox                                                  4/1/00          3/31/01        175x45                        2,000,004
ROS                                                         4/1/00          3/31/01        234x60                        1,500,000
Women's Main Screen                                         4/1/00          3/31/01        234x60                          430,000
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Attach completed AOL Demographic Profile Worksheets                                        Totals       1,014,240       14,469,216
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                                                                ART
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            All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.

                                             ARTWORK REQUIRED FROM ADVERTISER/AGENCY:

[X] 234x60 AB Standard / 7 k Max file size/animation not to           [X] Special 184x16
     exceed 8 seconds                                                 [ ] 120x90 5k max file size/animation not to exceed 6 seconds
[X] 175x45 Chat/Mail in-box / 5k Max                                  [X] 88x31 3k max file size/branding button/No animation
    file/animation not to exceed 6 seconds                            [ ] 120x60 5k Max file size/animation not to exceed 6 seconds

                                                Advertiser URL (MUST BE FILLED IN**)

The HTTP/URL address to be connected to the Advertisement shall be: http://             www.ediets.com
**If you don't have linking URL, please put advertiser homepage URL for review

                                            Please send artwork and URL to (choose one):
                                                       [X] AolArtEast@aol.com

                                     Please copy ROBINFIHMA@AOL.com on all artwork submissions
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
AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the
Agreement.

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                                                              AOL.COM
                                                             INVENTORY
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
AOL.COM INVENTORY/PACKAGES**PURCHASED                   DISPLAY START       DISPLAY       AD TYPE       TOTAL GROSS        TOTAL
                                                             DATE          STOP DATE                       PRICE        IMPRESSIONS
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Yellow Pages-Health and Medicine/Health and Fitness         4/1/00          3/31/01        468x60                          120,000
Clubs
Web Center-Health-Fitness & Sports Medicine text            4/1/00          3/31/01        194x15                          120,000
Netfind ROS                                                 4/1/00          3/31/01        488x60                        3,360,000
AOL.com home page                                          12/1/00          3/31/01        100x70                        4,000,000
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**See attached package description for any AOL.com package purchase                       Totals:         $61,200        7,600,000
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                                                                ART
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            All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.

                                              ARTWORK REQUIRED FROM ADVERTISED AGENCY:

[X] 468x60 AOL.com Webcenter/12k Max/Animation-4                      [ ] _____ Kids Only & Hometown/6k Max/Animation-4
    loop max                                                              loop max
[X] 100x70 AOL.com Home Page/3k Max/No animation                      [ ] 120x30 Hometown Anchor/2k max file size/No
[ ] 120x60 Instant Messenger/7.5k Max/animation-4                                                                          animation
    loop max                                                          [X] 184x15 Webcenter/Text/29 Characters/2 point
[ ] 141x60 Webcenter Sponsor/4k max file                                  font/Transparent
    size/7/Animation-1 loop max


                                                Advertiser URL: (MUST BE FILLED IN):

The HTTP/URL address to be connected to the Advertisement  shall be: http://            www.ediets.com
**If you don't have linking URL, please put advertiser homepage URL for review

                                            Please send artwork and URL to (choose one):
                                                         AolWebEast@aol.com

                                     Please copy ROBINFIHMA@AOL.com on all artwork submissions
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
AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the Agreement.

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
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                                                            SEARCH 2000
                                                             INVENTORY
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SEARCH 2000 INVENTORY PURCHASED                         DISPLAY START       DISPLAY       AD TYPE      TOTAL GROSS         TOTAL
                                                             DATE          STOP DATE                      PRICE         IMPRESSIONS
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
AOL Search-AOL-Directory-Health-Weight Loss banner          4/1/00          3/31/01        468x60                           180,000
AOL Search-Web-Directory-Health-Weight Loss banner          4/1/00          3/31/01        468x60                           180,000
Search 2000 (Netfind) home page                             4/1/00          3/31/01        120x60                         2,100,000
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                                                                                          Totals:                         2,460,000
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                                                                ART
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        All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.

[X] 468x60 GAB Standard/12k Max File Size/Animation 4-loop max        [X] 120x80 AOL Search Main Page/2k max
                                                                          file size No animation

                                                Advertiser URL: (Must be filled in)

The HTTP/URL address to be connected to the Advertisement shall be:  http://                     www.ediets.com
If you don't have linking URL, please put advertiser homepage URL for review

                                            Please send artwork and URL to (choose one):
                                                        Aol/WebEast@aol.com

                                     Please copy ROBINFIHMA@aol.com on all artwork submissions
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
AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the Agreement.

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                                                              NETSCAPE
                                                             INVENTORY
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            NETSCAPE INVENTORY PURCHASED                DISPLAY START       DISPLAY       AD TYPE      TOTAL GROSS         TOTAL
                                                             DATE          STOP DATE                      PRICE         IMPRESSIONS
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
Netscape - Health - Diet and Nutrition sponsorship          4/1/00          3/31/01        141x60                           180,000
Netscape - Health - Exercise and Fitness sponsorship        4/1/00          3/31/01        141x60                           180,000
Netscape - Health - Women's Health sponsorship              4/1/00          3/31/01        141x60                           180,000
Netscape - Health - Diet and Nutrition text links           4/1/00          3/31/01        194x15                           120,000
Netscape - Health - Diet and Nutrition banner               4/1/00          3/31/01        468x60                           120,000
Netscape - Health - Exercise and Fitness text link          4/1/00          3/31/01        194x15                           120,000
Netscape - Health - Exercise and Fitness banner             4/1/00          3/31/01        466x60                            36,000
Netcenter ROS                                                                              466x60                         2,100,000
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                                                                                          Totals:                         3,036,000
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                                                                ART
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            All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.

                                              ARTWORK REQUIRED FROM ADVERTISER/AGENCY

[X] 468x60 General/10kMax/Animation - 1 loop
[ ] 100x70 Home Page/2kMax/Animation-1 loop                           [ ] 118x15 Small Business Text/16
                                                                          characters/spaces/2point font
[ ] 141x60 Sponsor/4k Max/Animation-1 loop
[ ] 194x15 Text/29 characters/2 point font

The HTTP/URL address to be connected to the Advertisement shall be:  http://            www.ediets.com

                            If you don't have linking URL, please put advertiser homepage URL for review
                                            Please send artwork and URL to (choose one):

                                                      [X] Aol/WebEast@aol.com

                                     Please copy ROBINFIHMA@aol.com on all artwork submissions
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
AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the
Agreement.

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                                                              PARTNER
                                                             INVENTORY
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             PARTNER INVENTORY PURCHASED                DISPLAY START       DISPLAY       AD TYPE      TOTAL GROSS         TOTAL
                                                             DATE          STOP DATE                      PRICE         IMPRESSIONS
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
Weight loss tools, chats & diet plans - Thrive on           4/1/00          3/31/01        120x60                           420,000
Oxygen(web)
Body Mass Index Calculator - Thrive weight                  4/1/00          3/31/01        120x60                           420,000
Are you fit? Thrive Fitness (web)                           4/1/00          3/31/01        120x60                           144,000
Thrive: Weight (was Weight Loss) contextual                 4/1/00          3/31/01        194x15                         2,500,200
integration (30 characters max)
Oxygen Media - Thrive - Fitness - (Web)                     4/1/00          3/31/01        468x60                         1,600,000
Oxygen  Media -  Thrive - Weight  (was Weight Loss)         4/1/00          3/31/01        468x60                           960,000
(WEB)
Run of Mom's Online                                         4/1/00          3/31/01        468x60                           460,000
Dr. Koop - Weight Loss Center - AOL.com                     4/1/00          3/31/01        130x60                            64,900
Ebay - AOL - Miscellaneous - Household - Fitness            4/1/00          3/31/01        468x60                           120,000
Ebay - AOL - Miscellaneous-Sporting Goods - Exercise        4/1/00          3/31/01        468x60                           120,000
Equipment
Oxygen Media - Thrive - Weight (Network)                    4/1/00          3/31/01        468x60                            60,000
Attach completed AOL Demographic Profile Worksheet                                        Totals:        341,190          7,079,100
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                                                                ART
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            All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.

                                              ARTWORK REQUIRED FROM ADVERTISER/AGENCY

Partner traffic specs and art sizes may                               [ ] _______________
vary.  Please ask your Salesperson for
current specs.
                                                Advertiser URL: (MUST BE FILLED IN)

The HTTP/URL address to be connected to the Advertisement shall be:  http://            www.ediets.com
If you don't have linking URL, please put advertiser homepage URL for review

                                            Please send artwork and URL to (choose one):
                                                      [X] Aol/WebEast@aol.com

                                     Please copy ROBINFIHMA@aol.com on all artwork submissions
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
AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the Agreement.

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                                            ADVERTISING PURCHASE SUMMARY
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                                        TOTAL PRICE               TOTAL IMPRESSIONS                   CPM
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
AOL Service                                  $1,014,240.00                   14,469,217                       $70.10
AOL.com                                         $61,200.00                    7,600,008                   $       --
Search 2000                                     $47,160.00                    2,460,000                       $19.17
DCI                                                  $0.00                           --                        $0.00
Netscape                                        $80,640.00                    3,036,000                       $25.58
CompuServe                                           $0.00                           --                        $0.00
Partner                                        $341,160.00                    7,079,100                       $48.19
Cross-Brand                                          $0.00                           --                        $0.00
Moviefone                                            $0.00                           --                        $0.00
Spinner                                              $0.00                           --                        $0.00
ICQ                                                  $0.00                           --                        $0.00
Total Purchase Price                         $1,644,400.00                   34,644,324
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Less Agency Discount
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          NET PURCHASE PRICE                 TOTAL GUARANTEED IMPRESSIONS                        CPM
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             $1,544,400.00                            $4,644,324                               $44.58
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In the event that all necessary artwork and active URL's are not provided to AOL in the manner specified herein at least three (3) business days prior to the
Display Start Date, all Impressions to the relevant advertising inventory from and after the Display Start Date shall count toward the Total Impressions and
Advertiser shall remain liable for all payments hereunder notwithstanding AOL's inability to display the Advertisement. AOL shall be entitled to run "house"
advertisements in the relevant advertising inventory until three (3) business days after receipt of all necessary artwork and active URL's.

In the event guaranteed Impressions are reached prior to the Display Stop Date, AOL may, at its option, discontinue display at such earlier time. Any guarantees are to Impressions (as measured by AOL in accordance with its standard methodologies and protocols), not click-throughs." To the extent that there is a shortfall lin Impressions as of the end of the specified display period, AOL will provide, as Advertiser's sole remedy, "make good" Impressions through comparable placements. To the extent Impressions commitments are identified without regard to specific placements, such placements will be as mutually agreed upon by AOL, and Advertiser during the course of the display period. AOL reserves the right to alter Advertiser flight dates to accommodate trafficking needs or other operational needs. In such cases, AOL will make available to Advertiser reasonaby equivalent flight(s). It is understood there will be no duplicate impressions per page.

STANDARD TERMS AND CONDITIONS

This Insertion Order incorporates by reference AOL's standard advertising terms and conditions (the "Standard Terms"), including terms related to advertising material, payment modifications, cancellation rights, usage data, limitations of liability, disclaimers, indemnifications, use of AOL member information and miscellaneous legal terms. Among other things, the Standard Terms provide AOL the right to cancel this Insertion Order Agreement on thirty days notice to Advertiser (or upon such shorter notice as may be designated by AOL in the event that AOL in the event that AOL believes that further display of the Advertisement will expose AOL to liability or other adverse consequences), in which case Advertiser shall only be responsible for the pro-rata portion of payments attributable to the period preceding such termination. The Standard Terms appear at keyword "Standard Ad Terms 5" on the U.S. based America Online brand service and at http://mediaspace.aol.com/adterms5.html. ADVERTISER ACKNOWLEDGES THAT IT HAS BEEN PROVIDED AN OPPORTUNITY TO REVIEW THE STANDARD TERMS AND AGREES TO BE BOUND BY THEM.

In order to bind the parties to this Insertion Order Agreement, their duly authorized representatives have signed their names below on the dates indicated. This Agreement (including the Standard Terms incorporated by reference) shall be binding on both parties when signed on behalf or each party and delivered to the other party (which delivery may be accomplished by facsimile of the signature pages hereto).

AMERICA ONLINE, INC.                              ADVERTISER

By: /s/                                           By: /s/
   -----------------------------                     ---------------------------
   (signature)                                       (signature)

Print Name: Eric L. Keller                        Print Name: Humble

Title:   V.P.                                     Title: CEO
(Print or Type)                                   (Print or Type)

Date:                                             Date: 3/20/00